                                                                   EXHIBIT 10.40
                             CORSAIR COMMUNICATIONS
                             ----------------------
                             STOCK OPTION AGREEMENT
                             ----------------------
                                (Non-Qualified)


     AGREEMENT made as of this ____ day of _______, 1997, by and between Corsair Communications, a Delaware corporation (hereinafter called "Company"), and _________________ (hereinafter called "Optionee").

                                  WITNESSETH:
                                  -----------

                                   RECITALS
                                   --------

     A. The Board of Directors of the Company has determined it is in the best interests of the Company to grant non-qualified options to Optionee pursuant to the terms of the Company's 1997 Officer Stock Option Plan (the "Plan").

     B. The granted option is intended to be a non-qualified stock option which does not satisfy the requirements of Section 422 of the Internal Revenue
           ---
Code.

     NOW, THEREFORE, it is hereby agreed as follows:

     1.   Grant of Option.  Subject to and upon the terms and conditions set
          ---------------
forth in this Agreement, the Company hereby grants to Optionee, as of the date of this Agreement (the "Grant Date"), a stock option to purchase up to ________________________________________ (_______) shares of Common Stock,
$0.001 par value per share, of the Company (the "Optioned Shares") from time to time during the option term at the option price of $______ per share (the "Option Price").

     2.   Option Term. This option shall expire at the close of business on
          -----------
_________________ (the "Expiration Date").

     3.   Right of Exercise.  Optionee may, any time prior to the Expiration
          -----------------
Date, pursuant to the terms of this Agreement, elect to exercise this option to purchase the Optioned Shares; provided, however, that the Optioned Shares shall vest in accordance with the following vesting schedule:

          No Optioned Shares shall vest unless and until the Optionee has completed sixty (60) months of Service (as defined in the Plan) measured from the date hereof; provided, however, that in the event that the price of the Company's Common Stock as quoted on any national securities exchange or the Nasdaq National Market exceeds $11.00 at any time during Optionee's Service with the Company, the Optioned Shares shall vest as follows:

          (a) Upon the completion by Optionee of the first twelve (12) months of Service (as defined in the Plan) following the date of this Agreement, 20% of the Optioned Shares shall become vested.

          (b) The Remaining Optioned Shares shall vest in a series of successive equal monthly installments over each of the next thirty-six (36) months of Service completed by the Optionee after the initial twelve (12) month service period specified in subparagraph (a) above.

     4.   Manner of Exercising Option.
          ---------------------------

          (a) In order to exercise this option with respect to all or any part of the Optioned Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                (i) Execute and deliver to the Secretary of the Company written notice of exercise (the "Notice"). Any such Notice shall be substantially in the same form as attached Exhibit "A";

                (ii) Pay the aggregate option price for the purchased shares (plus an amount equal to required federal and state tax withholding on the taxable income recognized at the time of such exercise) in cash; and

                (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option.

          (b) This option shall be deemed to have been exercised with respect to the number of Optioned Shares specified in the Notice at such time as the Notice has been delivered to the Company. Payment of the option price (and withholding amount) shall immediately become due and shall accompany the Notice. As soon thereafter as practical, the Company shall mail or deliver to Optionee or to the other person or persons exercising this option a certificate or certificates representing the shares so purchased and paid for.

     5.   Termination of Employment.
          -------------------------

          (a) Should Optionee cease to remain in Service (as defined in the Plan) to the Company (other than by reason of death, permanent disability or termination for cause), this option will, solely to the extent that it is exercisable immediately prior to such cessation of employee status, remain exercisable during the sixty (60) day period following the date of such cessation of employee status and at such point this option will terminate entirely and cease to be exercisable; provided, however, in no event will this option be exercisable at any time after the Expiration Date.

          (b) Should Optionee become permanently disabled and cease by reason thereof to be in Service (as defined in the Plan) to the Company, this option will, solely to the extent that it is exercisable immediately prior to such cessation of Optionee's Service, remain exercisable during the six (6) month period following the date of such cessation of Service and at such point this option will terminate entirely and cease to be exercisable; provided, however, in no event will this option be exercisable at any time after the Expiration Date. Optionee will be deemed to be permanently disabled if Optionee is, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of not less than one year, unable to engage in any substantial gainful employment.

          (c) Should Optionee die while still in Service (as defined in the Plan) to the Company (or during the sixty (60) day period referred to in subparagraph (a) or during the six (6) month period referred to in subparagraph
(b)), the executors or administrators of Optionee's estate or Optionee's heirs or legatees (as the case may be) will have the right to exercise this option for a period of six (6) months, solely to the extent that it is exercisable immediately prior to the Optionee's death; provided, however, in no event will this option be exercisable at any time after the Expiration Date.

          (d) Should Optionee's Service (as defined in the Plan) be terminated for cause (including, but not limited to, any act of dishonesty, unethical conduct, willful misconduct, insubordination, fraud or embezzlement, or any unauthorized disclosure of confidential information or trade secrets), this option will immediately terminate entirely and cease to be exercisable when notice of termination of employment is given.

     6.   Adjustment in Optioned Shares.
          -----------------------------

          (a) In the event any change is made to the Common Stock issuable pursuant to this Agreement by reason of any stock split, stock dividend, combination of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments will be made to (i) the total number of Optioned Shares subject to this option and (ii) the Option Price payable per share in order to reflect such change and thereby preclude a diminution or enlargement of benefits thereunder.

          (b) If the Company is the acquired or non-surviving entity in any merger or other business combination, then this option, if outstanding immediately after such merger or other business combination, shall be appropriately adjusted to apply and pertain to the number and class of securities which would be issuable to the Optionee in the consummation of such merger or business combination if the option were exercised immediately prior to such merger or business combination, and appropriate adjustments shall also be made to the Option Price payable per share, provided the aggregate Option Price payable hereunder shall remain the same.

          (c) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     7.   Option Nontransferable; Exception.  This option shall be neither
          ---------------------------------
transferable nor assignable by Optionee other than by will or the laws of descent and distribution.

     8.   Privilege of Stock Ownership.  The holder of this option shall not
          ----------------------------
have any of the rights of a shareholder with respect to the Optioned Shares until such individual shall have exercised the option and paid the Option Price.

     9.   Compliance with Laws and Regulations.
          ------------------------------------

          (a) The exercise of this option and the issuance of Optioned Shares upon such exercise shall be subject to compliance by the Company and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

          (b) In connection with and as a condition to the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

          (c) Share certificates issued upon exercise of this option shall contain appropriate restrictive legends in connection with federal and state securities laws.

     10.  Successors and Assigns.  The provisions of this Agreement shall inure
          ----------------------
to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Company.

     11.  Notices.  Any notice required to be given or delivered to the Company
          -------
under the terms of this Agreement shall be in writing and addressed to the Company in care of its Secretary at its corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on this Agreement. All notices shall be deemed to have been given or delivered upon personal delivery or three business days after deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

     12.  No Employment Contract.  Nothing in this Agreement confers upon
          ----------------------
Optionee any right to continue in the employ of the Company or interferes with or restricts in any way the rights of the Company, which are hereby expressly reserved, to discharge Optionee at any time for any reason or no reason, with or without cause (except as may be expressly otherwise stated in a formal written employment agreement between the Company and Optionee). Except to the extent the terms of any formal written employment agreement between the Company and Optionee may expressly provide otherwise, the Company is not under any obligation to continue the employment of Optionee for any period of specific duration.

     13.  Construction.  All decisions of the Board of Directors of the Company
          ------------
with respect to any question or issue arising under this Agreement shall be conclusive and binding on all persons having an interest in this option.

     14.  Governing Law.  The interpretation, performance, and enforcement of
          -------------
this Agreement shall be governed by the laws of the State of California.

     15.  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     16.  Amendments.  No amendment, modification, or supplement of this
          ----------
Agreement shall be binding unless executed in writing and signed by all of the parties hereto.

     17.  Entire Agreement.  This Agreement, together with the Plan and all
          ----------------
exhibits hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and completely supersedes all prior or contemporaneous agreements, understandings, arrangements, commitments, negotiations and discussions of the parties, whether oral or written (all of which shall have no substantive significance or evidentiary effect). Each party acknowledges, represents and warrants that it has not relied on any representation, agreement, understanding, arrangements or commitment which has not been expressly set forth in this Agreement. Each party acknowledges, represents and warrants that this Agreement is fully integrated and not in need of parol evidence in order to reflect the intentions of the parties. The parties specifically intend that the literal words of this Agreement shall, alone, conclusively determine all questions concerning the parties' intent.




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                                      -6-

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate on its behalf by its duly authorized officer and Optionee has also executed this Agreement in duplicate, all as of the day and year indicated above.


COMPANY:                        CORSAIR COMMUNICATIONS,
                                a Delaware corporation



                                By: ________________________________________

                      Address:  3408 Hillview Avenue
                                Palo Alto, CA  94304



OPTIONEE:

                                By: ________________________________________
                                    [Name of Optionee]

                      Address:  ____________________________________________

                                ____________________________________________


                  [SIGNATURE PAGE TO STOCK OPTION AGREEMENT]

                                  EXHIBIT "A"
                                  -----------

                                EXERCISE NOTICE
                                ---------------



                              ____________, 19 ___



Corsair Communications
3408 Hillview Avenue
Palo Alto, CA  94304
Attn:  Corporate Secretary


Gentlemen:

     The undersigned hereby elects to exercise his right to purchase __________ shares of Common Stock (the "Shares") of Corsair Communications, a Delaware corporation, pursuant to and in accordance with the Option dated ________________, subject to compliance with the terms and conditions of the Option. The undersigned hereby represents that he is acquiring such shares for his own account, for investment purposes only, and not with a view to any resale or distribution thereof.

                              Very truly yours,


                              ______________________________________
                              Signature

                              ___________________________________
                              Print

                               FIRST AMENDMENT TO
                             STOCK OPTION AGREEMENT
                                (NON-QUALIFIED)


     THIS FIRST AMENDMENT TO STOCK OPTION AGREEMENT (the "First Amendment") is made and entered into this __ day of __________, 1997, by and between CORSAIR COMMUNICATIONS, INC. (the "Corporation") and ____________________ ("Optionee").

                                    RECITALS
                                    --------

     WHEREAS, pursuant to the Corporation's 1997 Officer Stock Option Plan, Optionee has an option to purchase shares of the Corporation in accordance with a Stock Option Agreement dated ____________, _____ (the "Stock Option Agreement");

     WHEREAS, the Corporation and the Optionee desire to amend such option in the manner hereinafter set forth;


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:


     18. The Stock Option Agreement is hereby amended by adding the following as a new Paragraph 18 thereof:

    "18.  Repurchase Right
          ----------------

          18.1  Grant.  The Corporation is hereby granted the right (the
                -----
     "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date the Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Option Price all or (at the discretion of the Corporation and with the consent of the Optionee) any portion of the Optioned Shares in which the Optionee has not acquired a vested interest in accordance with the vesting provisions of paragraph 3 (such shares to be hereinafter called the "Unvested Shares"). For purposes of this Agreement, the Optionee shall be deemed to remain in Service for so long as the Optionee continues to render periodic services to the Corporation or any parent or subsidiary corporation, whether as an employee, a non-employee member of the board of directors, or an independent contractor or consultant.

          18.2  Exercise of the Repurchase Right.  The Repurchase Right shall be
                --------------------------------
     exercisable by written notice delivered to the owner of the Unvested Shares (the "Owner") prior to the expiration of the applicable sixty (60)-day period specified in paragraph 18.1. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Corporation the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The Corporation shall, concurrently with the receipt of such stock certificates, pay to Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Option Price previously paid for the Unvested Shares which are to be repurchased.

          18.3  Termination of the Repurchase Right.  The Repurchase Right shall
                -----------------------------------
     terminate with respect to any Unvested Shares for which it is not timely exercised under paragraph 18.2. In addition, the Repurchase Right shall terminate, and cease to be exercisable, with respect to any and all Optioned Shares in which the Optionee vests in accordance with the vesting schedule specified in paragraph 3.

          18.4  Fractional Shares.  No fractional shares shall be repurchased by
                -----------------
     the Corporation. Accordingly, should the Repurchase Right extend to a fractional share (in accordance with the vesting provisions of paragraph 3) at the time the Optionee ceases Service, then such fractional share shall be added to any fractional share in which the Optionee is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

          18.5  Additional Shares or Substituted Securities.  In the event of
                -------------------------------------------
     any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Optioned Shares shall be immediately subject to the Repurchase Right, but only to the extent the Optioned Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Optioned Shares and Total Purchasable Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall
                --------
     remain the same.

          18.6 Corporate Transaction.
               ---------------------

               A. Immediately prior to the consummation of any of the following shareholder-approved transactions (a "Corporate Transaction"):

               (i) a merger or consolidation in which the Corporation is not the surviving entity,

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

               (iii) any transaction (other than an issuance of shares by the Corporation for cash) in or by means of which one or more persons acting in concert acquire, in the aggregate, more than 50% of the outstanding shares of the stock of the Corporation, the Repurchase Right shall automatically lapse in its entirety except to the extent the Repurchase Right is assigned by the Corporation to the successor corporation (or its parent company) in connection with such Corporate Transaction.

               B. If the Repurchase Right remains in effect following a Corporate Transaction, such right shall apply to the new capital stock or other property (including cash) received in exchange for the Optioned Shares in consummation of the Corporate Transaction, but only to the extent the Optioned Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however, that the
                                               --------
     aggregate purchase price shall remain the same.

               C. If the Repurchase Rights are assigned to a successor corporation in connection with a Corporate Transaction, such Repurchase Rights shall automatically cease to be exercisable with respect to one-half of the then Unvested Shares immediately prior to Optionee's termination of Service if Optionee's Service terminates by reason of an Involuntary Termination within twelve (12) months following the effective date of such Corporate Transaction. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of such individual's involuntary dismissal or discharge by the Corporation or its assignee for reasons other than Misconduct, or such individual's voluntary resignation following a reduction in his or her level of compensation (including base salary, fringe benefits) by more than fifteen percent (15%) or a relocation of such individual's place of employment by more than fifty
     (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation or its assign without the Optionee's consent. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

               D. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets."

     19. Notwithstanding the provisions of Section 1 hereof, no acceleration of vesting shall occur and no lapse of Repurchase Rights shall occur under Section 18 of the Stock Option Agreement with respect to any Corporate Transaction occurring within six (6) months of the date of this First Amendment.

     20. Except as expressly set forth herein, the option shall continue to be governed by the terms of the original Stock Option Agreement.



               [Remainder of this page left intentionally blank]

          IN WITNESS WHEREOF, the parties have executed the First Amendment on the day and year first indicated above.

                              CORSAIR COMMUNICATIONS, INC.


                              By: ___________________________________
                                      Martin Silver

                              Title:  Chief Financial Officer

                   Address:   3408 Hillview Ave., Palo Alto, CA  94304



                              _______________________________________
                              Optionee

                   Address:   _______________________________________

                              _______________________________________


          The undersigned spouse of Optionee has read and hereby approves the foregoing First Amendment to Stock Option Agreement. In consideration of the Corporation's granting the Optionee the right to acquire the Optioned Shares in accordance with the terms of such Agreement and Amendment, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement and Amendment, including (specifically) the right of the Corporation (or its assignees) to purchase any and all interest or right the undersigned may otherwise have in such shares pursuant to community property laws or other marital property rights.



                              ______________________________________
                              Optionee's Spouse

                     Address: ______________________________________

                              ______________________________________